Contract assets and contract liabilities	12 Months Ended
Dec. 31, 2024
Contract assets and contract liabilities [Abstract]
Contract assets and contract liabilities.
17	Contract assets and contract liabilities

(a)	Contract assets

	As of December 31,
	2023	2024
	RMB’000	RMB’000
Contract assets

Arising from sales of autonomous driving vehicles	14,751	19,933
Arising from provision of services	77,841	18,280
Less: loss allowance (Note 31(a))	(9,516)	(9,647)

	83,076	28,566

Current portion	82,826	28,005
Non-current portion (Note19)	250	561
All of the amounts are expected to be recovered within one year from the end of each of the reporting year, except for the amounts of RMB250 thousand and RMB561 thousand as of December 31, 2023 and 2024 related to retentions included in other non-current assets, which are expected to be recovered over one year.
The Group typically agrees to a retention period between one to three years for the sales of autonomous driving vehicles after the autonomous driving vehicles have been accepted by the customers upon the completion of the landing deployment services by the Group. The related retentions are included in the contract assets until the end of the retention period as the Group’s entitlement to the retentions is conditional on the Group’s work satisfactorily passing retention period. Based on historical experience the Group was able to collect the retentions.
In addition, the Group’s service contracts include payment schedules which require stage payments over the service period once the milestones are reached.

(b)	Contract liabilities

	As of December 31,
	2023	2024
	RMB’000	RMB’000
Contract liabilities
- Billings in advance of performance	12,498	2,119
- Billings in advance of goods transferred	—	2,357

As of December 31	12,498	4,476

All of the contract liabilities are expected to be recognized as revenue within one year and the amount of RMB12.5 million included in contract liabilities as of December 31, 2023 was recognized as revenue in the year ended December 31, 2024.